EXHIBIT 10.6

                   Articles of Organization

  Please include a typed         Mail to:  Secretary of State
  self-addressed envelope            Corporations Section
                                  1560 Broadway, Suite 200
  MUST BE TYPED                       Denver, CO 80202
  FILING FEE: $50.00                   (303) 894-2251
  MUST SUBMIT TWO COPIES            FAX: (303) 894-2242

                   ARTICLES OF ORGANIZATION

  I/We the undersigned natural person(s), of the age of eighteen years or more, acting as organizer(s) of a limited liability company under the Colorado Limited Liability Company Act, adopt the following Articles of Organization for such limited liability company:

  FIRST:    The name of the limited liability company is:  ITN
            Electronic Substrates LLC

  SECOND: Principal place of business (if known): 1331 17th Street, Denver, Colorado 80202

  THIRD: The street address of the initial registered office of the limited liability company is: 1331 17th Street, Suite 720, Denver, CO 80202

            The mailing address (if different from above) of the initial registered office the limited liability company is:

            ---------------------------------------------------------

  FOURTH:   The management is vested in managers.

  FIFTH: The names and business addresses of the initial manager or managers or if the management is vested in the members, rather than managers, the names and addresses of the member or members are:

            Name                 Address (include zip code)
            ITN Energy Systems   12401 W. 46th Ave., Wheat Ridge, CO 80033
            Rentech, Inc.        1331 17th St., Suite 720, Denver, CO 80202

  SIXTH:    The name and address of each organizer is:

            Name                 Address (include zip code)
            Dr. Mohan S. Misra   12401 W. 46th Ave., Wheat Ridge, CO 80033
            Ronald C. Butz       1331 17th St., Suite 720, Denver, CO 80202

  Signed:   (Signature)           Signed:  (Signature)
            --------------------           -------------------------
            Mohan S. Misra                 Ronald C. Butz